                                                     Exhibit 10.116a
                                                     Tiffany & Co.
                                                     Report on Form 10-K
                                                     Fiscal 1998


                                  TIFFANY & CO.

                                 AMENDMENT NO. 6


      AMENDMENT NO. 6 (this "Amendment"), dated as of October 1, 1998, to the Credit Agreement, dated as of June 26, 1995, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers thereto, the Lenders party thereto, The Bank of New York, as Issuing Bank and as Swing Line Lender, The Bank of New York, as Arranging Agent, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of November 9, 1995, Amendment No. 2, dated as of August 15, 1996, Amendment No. 3, dated as of January 22, 1997, Amendment No. 4, dated as of August 4, 1997, and Amendment No. 5, dated as of November 20, 1997 (as amended, the "Credit Agreement").

      Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

      In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Parent, the Borrowers and the Administrative Agent hereby agree as follows:

      1. Section 8.8(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            and (c) the Parent may from time to time purchase up to $150,000,000 in aggregate amount of its Stock, provided that immediately before and after giving effect thereto no Default or Event of Default shall or would exist.

      2. This Amendment shall become effective immediately upon the receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Administrative Agent, the Arranging Agent, the Issuing Bank and Swing Line Lender, and the Required Lenders. In all other respects the Credit Agreement and the other Loan Documents shall remain in full force and effect.

      3. In order to induce the Administrative Agent to execute this Amendment and the Arranging Agent, the Issuing Bank and Swing Line Lender, and the Lenders to consent thereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist under the Loan Documents, and (c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

      4. Each of the Parent and the Borrowers hereby (a) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent, the Arranging Agent, the Issuing Bank and Swing Line Lender, or the Lenders under the Loan Documents to which it is a party.

      5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      6. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

      The parties have caused this Amendment to be duly executed as of the date first written above.

                                    TIFFANY & CO., a Delaware corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________



                                    TIFFANY AND COMPANY, a New York
                                    corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    TIFFANY & CO. INTERNATIONAL, a
                                    Delaware corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    SOCIETE FRANCAISE POUR LE DEVELOPPMENT DE
                                    LA PORCELAINE D'ART (S.A.R.L.), a French corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY & CO. OF NEW YORK LIMITED, a Hong
                                    Kong corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY-FARAONE S.P.A., an Italian
                                    corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY & CO. JAPAN INC., a Delaware
                                    corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    TIFFANY & CO. PTE, LTD., a Singapore
                                    corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY & CO, a United Kingdom corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY & CO. WATCH CENTER S.A., a Swiss corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFCO KOREA LTD., a Korean corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    THE BANK OF NEW YORK, as Administrative
                                    Agent

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

AGREED AND CONSENTED TO:

THE BANK OF NEW YORK, as
Arranging Agent, as the Issuing
Bank and Swing Line Lender, and
as a Lender


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE CHASE MANHATTAN BANK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE DAI-ICHI KANGYO BANK
LIMITED (NEW YORK BRANCH)


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE FUJI BANK, LTD.


By:_______________________________________
Name:_____________________________________
Title:____________________________________

FLEET NATIONAL BANK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


By:_______________________________________
Name:_____________________________________
Title:____________________________________


FLEET PRECIOUS METALS INC.


By:_______________________________________
Name:_____________________________________
Title:____________________________________


By:_______________________________________
Name:_____________________________________
Title:____________________________________

                                  TIFFANY & CO.

                                 AMENDMENT NO. 7


      AMENDMENT NO. 7 (this "Amendment"), dated as of November 30, 1998, to the Credit Agreement, dated as of June 26, 1995, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers thereto, the Lenders party thereto, The Bank of New York, as Issuing Bank and as Swing Line Lender, The Bank of New York, as Arranging Agent, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of November 9, 1995, Amendment No. 2, dated as of August 15, 1996, Amendment No. 3, dated as of January 22, 1997, Amendment No. 4, dated as of August 4, 1997, Amendment No. 5, dated as of November 20, 1997, and Amendment No. 6, dated as of October 1, 1998 (as amended, the "Credit Agreement").

      Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

      In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Parent, the Borrowers and the Administrative Agent hereby agree as follows:

      1. Section 1.1 of the Credit Agreement is hereby amended to amend and restate in its entirety clause (g) of the definition of "Indebtedness" to read as follows:

       and (g) Contingent Obligations of such Person of Indebtedness of others.

      2. Section 2.1(e)(iii) of the Credit Agreement is hereby amended to delete the amount "$5,000,000" appearing at the end thereof and to replace it with the amount "$6,000,000".

      3. Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

       8.1. Indebtedness

            Create, incur, assume or suffer to exist any Indebtedness, or permit any of its Subsidiaries so to do, except any one or more of the following types of Indebtedness: (a) Indebtedness under the Loan Documents, (b) Indebtedness of the Subsidiaries of the Parent in an aggregate principal amount determined on a Consolidated basis not in excess of $35,000,000 at any one time outstanding, provided that (i) immediately before and after giving effect to the creation, incurrence or assumption of such Indebtedness no Default or Event of Default shall or would exist and (ii) if such Indebtedness is secured, the Lien securing such Indebtedness is permitted by Section 8.3, (c) Indebtedness set forth on Schedule 8.1 and any refinancings, extensions and renewals thereof, (d) Intercompany Debt and (e) Indebtedness of the Parent (which, in the case of the Parent's proposed Indebtedness in the form of senior notes up to a maximum aggregate principal amount of $100,000,000 to be issued in or around December, 1998, may be guaranteed by Tiffany, Tiffany International and/or Tiffany Japan), provided that immediately before and after giving effect to the creation, incurrence or assumption of such Indebtedness no Default or Event of Default shall or would exist.

      4. Section 8.2(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            (ii) Interest Rate Protection Arrangements and Other Hedging Arrangements entered into in the ordinary course of business in respect of Indebtedness permitted under Section 8.1.

      5. Section 8.7(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            (i) Acquisitions permitted by Section 8.6 and Restricted Payments permitted by Section 8.8.

      6. Schedule 8.1 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto.

      7. Exhibit A-2 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto.

      8. This Amendment shall become effective immediately upon the receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Administrative Agent, the Arranging Agent, the Issuing Bank and Swing Line Lender, and the Required Lenders. In all other respects the Credit Agreement and the other Loan Documents shall remain in full force and effect.

      9. In order to induce the Administrative Agent to execute this Amendment and the Arranging Agent, the Issuing Bank and Swing Line Lender, and the Lenders to consent thereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist under the Loan Documents, and (c) agrees to pay the reasonable fees and disbursements of counsel to the

Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

      10. Each of the Parent and the Borrowers hereby (a) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent, the Arranging Agent, the Issuing Bank and Swing Line Lender, or the Lenders under the Loan Documents to which it is a party.

      11. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      12. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

      The parties have caused this Amendment to be duly executed as of the date first written above.

                                    TIFFANY & CO., a Delaware corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY AND COMPANY, a New York
                                    corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY & CO. INTERNATIONAL, a Delaware
                                    corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    SOCIETE FRANCAISE POUR LE DEVELOPPMENT DE
                                    LA PORCELAINE D'ART (S.A.R.L.), a French corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    TIFFANY-FARAONE S.P.A., an Italian
                                    corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY & CO. JAPAN INC., a Delaware
                                    corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY & CO. PTE, LTD., a Singapore
                                    corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY & CO, a United Kingdom corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    TIFFANY & CO. WATCH CENTER S.A., a Swiss corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFCO KOREA LTD., a Korean corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    TIFFANY & CO. MEXICO, S.A. de C.V., a
                                    Mexican corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    THE BANK OF NEW YORK, as Administrative
                                    Agent


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

AGREED AND CONSENTED TO:

THE BANK OF NEW YORK, as
Arranging Agent, as the Issuing
Bank and Swing Line Lender, and
as a Lender


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE CHASE MANHATTAN BANK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE DAI-ICHI KANGYO BANK
LIMITED (NEW YORK BRANCH)


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE FUJI BANK, LTD.


By:_______________________________________
Name:_____________________________________
Title:____________________________________

FLEET NATIONAL BANK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


By:_______________________________________
Name:_____________________________________
Title:____________________________________


FLEET PRECIOUS METALS INC.


By:_______________________________________
Name:_____________________________________
Title:____________________________________


By:_______________________________________
Name:_____________________________________
Title:____________________________________

                                                                    Schedule 8.1

                          List of Existing Indebtedness

1. $51,500,000 7.52% Senior Notes due January 31, 2003 of Parent (as guaranteed by Tiffany, Tiffany International and Tiffany Japan).

2. $10,000,000 unsecured uncommited line of credit provided by The Bank of New York to Tiffany.

3. (Y) 5,000,000,000 4.50% Term Notes due 2011 of Tiffany Japan (as guaranteed by Parent).

                               TIFFANY EXHIBIT A2
                     LIST OF INDIVIDUAL CURRENCY COMMITMENTS


Australian Dollars
      Lender                             Individual Currency Commitment
DaiIchi Kangyo                                   $3,500,000.00
Fuji Bank                                        $3,000,000.00

Canadian Dollars
      Lender                             Individual Currency Commitment
         -                                             -

Hong Kong Dollars
      Lender                             Individual Currency Commitment
BNY                                              $3,000,000.00

Italian Lira
      Lender                             Individual Currency Commitment
The Chase Manhattan Bank                         $6,000,000.00

Korean Won
      Lender                             Individual Currency Commitment
BNY                                              $4,000,000.00

Malaysian Ringgit
      Lender                             Individual Currency Commitment
         -                                             -

Mexican Pesos
      Lender                             Individual Currency Commitment
         -                                             -

New Taiwan Dollars
      Lender                             Individual Currency Commitment
BNY                                              $5,000,000.00

Philippine Pesos
      Lender                             Individual Currency Commitment
         -                                             -

Singapore Dollars
      Lender                             Individual Currency Commitment
BNY                                              $3,000,000.00

Swiss Francs
      Lender                             Individual Currency Commitment
The Chase Manhattan Bank                         $5,000,000.00

Thai Baht
      Lender                             Individual Currency Commitment
         -                                             -

                                  TIFFANY & CO.

                                 AMENDMENT NO. 8


      AMENDMENT NO. 8 (this "Amendment"), dated as of March 8, 1999, to the Credit Agreement, dated as of June 26, 1995, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers thereto, the Lenders party thereto, The Bank of New York, as Issuing Bank and as Swing Line Lender, The Bank of New York, as Arranging Agent, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of November 9, 1995, Amendment No. 2, dated as of August 15, 1996, Amendment No. 3, dated as of January 22, 1997, Amendment No. 4, dated as of August 4, 1997, Amendment No. 5, dated as of November 20, 1997, Amendment No. 6, dated as of October 1, 1998, and Amendment No. 7, dated as of November 30, 1998 (as amended, the "Credit Agreement").

      Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

      In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Parent, the Borrowers and the Administrative Agent hereby agree as follows:

      1. The Credit Agreement is hereby amended to add a new Section 2.26 to read as follows:

      2.26  European Economic and Monetary Union.

      (a) Definitions. In this Section 2.26 and in each other provision of this Agreement to which reference is made in this Section 2.26 expressly or impliedly, the following terms have the meanings given to them in this
      Section 2.26:

            "EMU": economic and monetary union as contemplated in the Treaty on European Union.

            "EMU legislation": legislative measures of the European Counsel for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

            "euro": the single currency of participating member states of the European Union.

            "national currency unit": the unit of currency (other than the euro) of a participating member state.

            "participating member state": each state so described in any EMU legislation.

            "Treaty on European Union": the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

            (b) Loans. Any Loan in the currency of a participating member state shall be made, at the request of the applicable Borrower, either in the euro or the national currency unit of such participating member state.

            (c) Business Days. With respect to any amount denominated or to be denominated in the euro, any reference to a "Business Day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in London and New York City.

            (d) Euro Screen Rate. If the Administrative Agent determines that there is no Core Currency Euro Rate or Individual Currency Rate, as applicable, displayed on the applicable screen for determining such rate for deposits denominated in the national currency unit in which any Loans are denominated, the Core Currency Euro Rate or Individual Currency Rate, as applicable, for such Loans shall be based upon the rate displayed on the applicable page of the applicable screen for the offering of deposits denominated in the euro as determined by the Administrative Agent.

            (e) Payments to the Administrative Agent or Lenders. Sections 2.4,
      2.5 and 2.20(b) shall be construed so that, in relation to the payment of any amount of euros or national currency units, such amount shall be made available to the Administrative Agent or the applicable Lender in immediately available, freely transferable, cleared funds to its Applicable Payment Office.

            (f) Payments by the Administrative Agent to the Lenders. Any amount payable by the Administrative Agent to the Lenders under this Agreement in the currency of a participating member state shall be paid in the euro.

            (g) Payments by the Administrative Agent Generally. With respect to the payment of any amount denominated in the euro or in a national currency unit, the Administrative Agent shall not be liable to any Credit Party or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro or, as the case may be, in a national currency unit) to the account with the bank in the principal financial center in the participating member state which the applicable Credit Party or, as the case may be, any Lender shall have specified for such purpose. In this paragraph (g), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time determine for the purpose of clearing or settling payments of the euro.

            (h) Basis of Accrual. If the basis of accrual of interest or fees expressed in this Agreement with respect to the currency of any state that becomes a participating state shall be inconsistent with any convention or practice in the London Interbank Market or other applicable interbank market, as determined by the Administrative Agent, for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a participating member state; provided that if any Loan in the currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

            (i) Rounding and Other Consequential Changes. Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of any Credit Party to the Lenders and the Lenders to any Credit Party under or pursuant to this Agreement:

            (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency unit to be paid to or by the Administrative Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro as the Administrative Agent may from time to time specify; and

            (ii) except as expressly provided in this Section 2.26, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the euro in participating member states.

            (j) Continuity of Contract. The Credit Parties, the Administrative Agent, the Issuing Bank, the Swing Line Lender and the Lenders agree that the occurrence or non-occurrence of EMU, any event or events associated with EMU and/or the introduction of the euro in all or any part of the European Union will not result in the discharge, cancellation, recision or termination in whole or in part of any agreement between the Credit Parties, the Administrative Agent, the Issuing Bank, the Swing Line Lender and the Lenders, or give the Credit Parties, the Administrative Agent, the Issuing Bank, the Swing Line Lender or the Lenders the right to cancel, rescind, terminate or vary any agreement, other than as expressly set forth in the Loan Documents.

            2. SECTION 4 OF THE AGREEMENT IS AMENDED TO ADD A NEW SECTION 4.18 TO READ AS FOLLOWS:

1.1   SECTION 4.18 YEAR 2000.

                                    Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Parent's and its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Parent's or its Subsidiaries' systems interact) and the testing of all such systems and equipment, as so reprogrammed, will be completed by June 30, 1999. The cost to the Parent and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Parent and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Parent and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Parent and its Subsidiaries to conduct their business without Material Adverse effect.

            3. EXHIBIT Q TO THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY IN THE FORM ATTACHED HERETO AS EXHIBIT Q.

            4. FOR PURPOSES OF SUPPLEMENTING EXHIBIT R TO THE CREDIT AGREEMENT, EACH LENDER AGREES TO SUPPLY TO THE ADMINISTRATIVE AGENT ITS APPLICABLE LENDING OFFICES AND APPLICABLE PAYMENT OFFICES WITH RESPECT TO LOANS DENOMINATED IN THE EURO.

      5. This Amendment shall become effective immediately upon the receipt by the Administrative Agent of (i) this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Administrative Agent, the Arranging Agent, the Issuing Bank, the Swing Line Lender and all of the Lenders and (ii) all fees payable in connection with this Amendment. In all other respects the Credit Agreement and the other Loan Documents shall remain in full force and effect.

      6. In order to induce the Administrative Agent to execute this Amendment and the Arranging Agent, the Issuing Bank, the Swing Line Lender and the Lenders to consent thereto, the Parent and the Borrowers each hereby agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

      7. Each of the Parent and the Borrowers hereby (a) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent, the Arranging Agent, the Issuing Bank, the Swing Line Lender or the Lenders under the Loan Documents to which it is a party.

      8. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      9. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

      The parties have caused this Amendment to be duly executed as of the date first written above.

                                    TIFFANY & CO., a Delaware corporation



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________




                                    TIFFANY AND COMPANY, a New York
                                    corporation



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________




                                    TIFFANY & CO. INTERNATIONAL, a Delaware
                                    corporation



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________




                                    SOCIETE FRANCAISE POUR LE DEVELOPPMENT DE
                                    LA PORCELAINE D'ART (S.A.R.L.), a French corporation



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    TIFFANY-FARAONE S.P.A., an Italian
                                    corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________



                                    TIFFANY & CO. JAPAN INC., a Delaware
                                    corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________



                                    TIFFANY & CO. PTE, LTD., a Singapore
                                    corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________



                                    TIFFANY & CO, a United Kingdom
                                    corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________



                                    TIFFANY & CO. WATCH CENTER S.A., a Swiss corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    TIFFCO KOREA LTD., a Korean corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________



                                    TIFFANY & CO. MEXICO, S.A. de C.V., a
                                    Mexican corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________



                                    THE BANK OF NEW YORK, as Administrative
                                    Agent


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

AGREED AND CONSENTED TO:

THE BANK OF NEW YORK, as
Arranging Agent, as the Issuing
Bank and Swing Line Lender, and
as a Lender


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE CHASE MANHATTAN BANK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE DAI-ICHI KANGYO BANK
LIMITED (NEW YORK BRANCH)


By:_______________________________________
Name:_____________________________________
Title:____________________________________


THE FUJI BANK, LTD.


By:_______________________________________
Name:_____________________________________
Title:____________________________________

FLEET NATIONAL BANK


By:_______________________________________
Name:_____________________________________
Title:____________________________________


By:_______________________________________
Name:_____________________________________
Title:____________________________________


FLEET PRECIOUS METALS INC.


By:_______________________________________
Name:_____________________________________
Title:____________________________________


By:_______________________________________
Name:_____________________________________
Title:____________________________________

                                TIFFANY EXHIBIT Q

                         LIST OF ADMINISTRATIVE AGENT'S
                            DOMESTIC PAYMENT OFFICE,
                             ADDRESS FOR NOTICES AND
                           APPLICABLE PAYMENT OFFICES


DOMESTIC PAYMENT OFFICE                   ADDRESS FOR NOTICES

The Bank of New York                       The Bank of New York
One Wall Street                            One Wall Street
Agency Function Administration             Agency Function
18th Floor                                 Administration
New York, New York 10286                   18th Floor
Attention: Genoveso Caviness               New York, New York 10286
Telephone: (212) 635-4693                  Attention: Genoveso Caviness
Facsimile: (212) 635-6365                  Telephone: (212) 635-4693
           6366 or 6367                    Facsmile:  (212) 635-6365
                                                      6366 or 6367

with a copy to:                            with a copy to:
The Bank of New York                       The Bank of New York
One Wall Street                            One Wall Street
New York, New York 10286                   New York, New York 10286
Attn: Howard F. Bascom,                    Attn: Howard F. Bascom,
      Vice President                             Vice President
Telephone: (212) 635-1308                  Telephone: (212) 635-1308
Facsimile:  (212) 635-1481                 Facsimile:   (212) 635-1481


Applicable Payment Offices
For Core Currency Loans

1.    Dollar Loans - ABR Advances

      The Bank of New York
      New York
      ABA No.: 021000018
      Acct No.: 890-0065-737
      IFO: Agency Function Admin.
      Reference: Tiffany
      Attn: Genoveso Caviness

      Telephone: (212) 635-4693
      Facsimile:  (212) 635-6365

2.    Dollar Loans - Eurodollar Advances

      The Bank of New York
      New York
      ABA No.: 021000018
      Acct No.: 890-0065-737
      IFO: Agency Function Admin.
      Reference: Tiffany
      Attn: Genoveso Caviness
      Telephone: (212) 635-4693
      Facsimile:  (212) 635-6365

3.    French Franc/Euro Loans

      Societe Generale
      Fontenay
      Acct No.: 001014422680
      IFO: The Bank of New York, NY
           IBF
           Off Shore Support
      Reference: Tiffany
      Attn: Yves Legrand
           Head of Operations
      Telephone: 33 1 41141224

4.    German Mark/Euro Loans

      Bank of New York
      Frankfurt
      Acct No.: 0820468800400
      IFO: The Bank of New York, NY
           IBF
           Off Shore Support
      Reference: Tiffany
      Attn: Klavs Rueckert
      Telephone: 49-69-97151230
      Facsimile:  49-69-97151272

5.    Japanese Yen Loans

      Bank of New York
      Tokyo
      Acct No.: 0856480002500
      IFO: The Bank of New York, NY
           IBF
           Off Shore Support
      Reference: Tiffany
      Attn: S. Katsuhara
      Telephone: 81-33-595-1135
      Facsimile:  81-33-595-0738

6.    Sterling Pound Loans

      Bank of New York
      London
      Acct No.: 0845464600401
      IFO: The Bank of New York, NY
           IBF
           Off Shore Support
      Reference: Tiffany
      Attn: Graham Mason
      Telephone: 44-171-255-2323
      Facsimile:  44-171-322-6034